                                                                Execution Copy

                     ASSIGNMENT AND ASSUMPTION AGREEMENT

            ASSIGNMENT  AND  ASSUMPTION  AGREEMENT,  dated  October 30,  2006, between  Residential  Funding  Company,  LLC,  a  Delaware  limited  liability company ("RFC"),  and Residential Accredit Loans, Inc., a Delaware corporation
(the "Company").

                                   Recitals

            A.  RFC has  entered  into  contracts  ("Seller  Contracts")  with various seller/servicers,  pursuant to which such seller/servicers sell to RFC mortgage loans.

            B. The  Company  wishes  to  purchase  from RFC  certain  Mortgage
Loans (as hereinafter defined) sold to RFC pursuant to the Seller Contracts.

            C. The Company,  RFC, as master servicer,  and Deutsche Bank Trust
Company  Americas,  as trustee and grantor trust trustee (the "Trustee"),  are entering into a Series  Supplement,  dated as of October 30, 2006 (the "Series
Supplement"),  and the  Standard  Terms of Pooling  and  Servicing  Agreement,
dated as of  October  30,  2006  (collectively,  the  "Pooling  and  Servicing
Agreement"),  pursuant  to  which  the  Company  proposes  to  issue  Mortgage
Asset-Backed Pass-Through  Certificates,  Series 2006-QO8 (the "Certificates")
consisting of  twenty-nine  classes  designated as Class I-A1A,  Class I-A1AU,
Class I-A1B,  Class I-A2A,  Class  I-A2AU,  Class  I-A3A,  Class I-A3B,  Class
I-A4A, Class I-A4B,  Class I-A5A, Class I-A5AU,  Class I-AX, Class II-A, Class
II-AX,  Class R-I, Class R-II, Class R-III, Class R-X,  Class M-1,  Class M-2,
Class M-3,  Class M-4,  Class M-5,  Class M-6, Class M-7, Class M-8 Class M-9,
Class SB and Class P Certificates  representing beneficial ownership interests in a trust fund  consisting  primarily of a pool of mortgage loans  identified in Exhibit One to the Series Supplement (the "Mortgage Loans").
            D. In  connection  with the  purchase of the Mortgage  Loans,  the
Company will assign to RFC a de minimis  portion of the Class R-I,  Class R-II and Class R-III Certificates.
            E. In connection  with the purchase of the Mortgage  Loans and the issuance of the Certificates,  RFC wishes to make certain  representations and warranties to the Company.

            F. The Company and RFC intend  that the  conveyance  by RFC to the
Company of all its right,  title and  interest  in and to the  Mortgage  Loans pursuant to this  Agreement  shall  constitute  a purchase  and sale and not a loan.

            NOW  THEREFORE,  in  consideration  of the recitals and the mutual promises herein and other good and valuable  consideration,  the parties agree as follows:

            1.    All  capitalized  terms used but not  defined  herein  shall have the meanings assigned thereto in the Pooling and Servicing Agreement.

            2.    Concurrently  with the  execution and delivery  hereof,  RFC hereby  assigns to the Company  without  recourse all of its right,  title and interest in and to the Mortgage  Loans,  including  all interest and principal received  on or with  respect  to the  Mortgage  Loans  after  October 1, 2006
(other than  payments of principal  and interest due on the Mortgage  Loans on or before October 31, 2006). In consideration  of such assignment,  RFC or its designee  will  receive  from the Company in  immediately  available  funds an amount equal to  $1,357,884,578.60  and a de minimis portion of the Class R-I,
Class R-II and Class R-III  Certificates.  In connection  with such assignment and at the  Company's  direction,  RFC has in  respect of each  Mortgage  Loan endorsed the related  Mortgage Note (other than any Destroyed  Mortgage  Note)
to the order of the  Trustee  and  delivered  an  assignment  of  mortgage  in recordable form to the Trustee or its agent.

      RFC and the  Company  agree  that the sale of each  Pledged  Asset  Loan pursuant  to  this  Agreement  will  also  constitute  the  assignment,  sale, setting-over,  transfer and conveyance to the Company,  without  recourse (but subject  to  RFC's  covenants,  representations  and  warranties  specifically provided herein),  of all of RFC's  obligations and all of RFC's right,  title and interest in, to and under,  whether now existing or hereafter  acquired as owner  of  such  Pledged  Asset  Loan  with  respect  to any  and  all  money, securities,  security  entitlements,  accounts,  general intangibles,  payment
intangibles,   instruments,   documents,  deposit  accounts,  certificates  of
deposit,  commodities  contracts,  and  other  investment  property  and other property  of whatever  kind or  description  consisting  of,  arising  from or related,  (i) the  Credit  Support  Pledge  Agreement,  the Funding and Pledge
Agreement  among the  Mortgagor or other Person  pledging the related  Pledged
Assets  (the  "Customer"),  Combined  Collateral  LLC and  National  Financial
Services  Corporation,  and the Additional  Collateral  Agreement between GMAC
Mortgage,  LLC and the  Customer  (collectively,  the  "Assigned  Contracts"),
(ii) all  rights,  powers and remedies of RFC as owner of such  Pledged  Asset
Loan under or in  connection  with the  Assigned  Contracts,  whether  arising under the terms of such Assigned  Contracts,  by statute, at law or in equity, or  otherwise  arising  out  of  any  default  by the  Mortgagor  under  or in connection with the Assigned  Contracts,  including all rights to exercise any election  or option or to make any  decision  or  determination  or to give or receive any notice, consent, approval or waiver thereunder,  (iii) the Pledged
Amounts and all money, securities,  security entitlements,  accounts,  general intangibles,  payment intangibles,  instruments,  documents, deposit accounts, certificates of deposit,  commodities contracts, and other investment property and other property of whatever kind or  description  and all cash and non-cash proceeds of the sale, exchange,  or redemption of, and all stock or conversion rights,  rights to  subscribe,  liquidation  dividends or  preferences,  stock dividends,  rights to interest,  dividends,  earnings,  income, rents, issues, profits,  interest  payments or other  distributions of cash or other property that  secures a Pledged  Asset  Loan,  (iv) all  documents,  books and records concerning the foregoing  (including all computer  programs,  tapes, disks and related items containing any such information) and (v) all insurance  proceeds
(including  proceeds from the Federal  Deposit  Insurance  Corporation  or the
Securities Investor Protection  Corporation or any other insurance company) of any of the  foregoing  or  replacements  thereof  or  substitutions  therefor, proceeds of proceeds  and the  conversion,  voluntary or  involuntary,  of any thereof.  The foregoing  transfer,  sale,  assignment and conveyance  does not constitute and is not intended to result in the creation,  or an assumption by the Company,  of any obligation of RFC, or any other Person in connection with the Pledged  Assets or under any  agreement or  instrument  relating  thereto, including any obligation to the Mortgagor,  other than as owner of the Pledged
Asset Loan.

      The Company and RFC intend that the  conveyance by RFC to the Company of all its right,  title and  interest in and to the Mortgage  Loans  pursuant to this Section 2 shall be, and be construed as, a sale of the Mortgage  Loans by
RFC to the Company.  It is,  further,  not intended  that such  conveyance  be deemed to be a pledge of the Mortgage  Loans by RFC to the Company to secure a debt or other obligation of RFC.  Nonetheless,  (a) this Agreement is intended to be and hereby is a security  agreement within the meaning of Articles 8 and
9 of the Minnesota Uniform  Commercial Code and the Uniform Commercial Code of
any other  applicable  jurisdiction;  (b) the conveyance  provided for in this
Section  shall be deemed to be, and  hereby is, a grant by RFC to the  Company of a security interest in all of RFC's right, title and interest,  whether now owned  or  hereafter  acquired,  in and to any  and all  general  intangibles, payment intangibles,  accounts, chattel paper, instruments,  documents, money, deposit accounts,  certificates of deposit,  goods, letters of credit, advices of credit and investment  property  consisting of, arising from or relating to any of the following:  (A) the Mortgage Loans,  including  (i) with respect to
each  Cooperative  Loan,  the  related  Mortgage  Note,   Security  Agreement,
Assignment of Proprietary Lease,  Cooperative Stock  Certificate,  Cooperative
Lease, any insurance  policies and all other documents in the related Mortgage
File and  (ii) with  respect to each  Mortgage  Loan other than a  Cooperative
Loan, the related Mortgage Note, the Mortgage,  any insurance policies and all other documents in the related Mortgage File,  (B) all monies due or to become due pursuant to the Mortgage  Loans in  accordance  with the terms thereof and
(C) all  proceeds  of  the  conversion,   voluntary  or  involuntary,  of  the
foregoing  into cash,  instruments,  securities or other  property,  including without  limitation  all  amounts  from time to time held or  invested  in the
Certificate  Account or the  Custodial  Account,  whether in the form of cash, instruments,  securities or other property; (c) the possession by the Trustee, the  Custodian  or any other agent of the  Trustee of  Mortgage  Notes or such
other  items  of   property  as   constitute   instruments,   money,   payment
intangibles,   negotiable  documents,  goods,  deposit  accounts,  letters  of credit,  advices of credit,  investment  property  or chattel  paper  shall be deemed to be "possession  by the secured  party," or possession by a purchaser or a person  designated by such secured party,  for purposes of perfecting the security interest  pursuant to the Minnesota  Uniform  Commercial Code and the
Uniform  Commercial  Code of any  other  applicable  jurisdiction  (including,
without   limitation,   Sections  8-106,   9-313  and  9-106   thereof);   and
(d) notifications  to persons  holding  such  property,  and  acknowledgments, receipts or confirmations from persons holding such property,  shall be deemed
notifications  to,  or   acknowledgments,   receipts  or  confirmations  from,
securities  intermediaries,  bailees or agents of, or persons holding for, (as applicable) the Trustee for the purpose of perfecting  such security  interest
under  applicable  law.  RFC  shall,  to  the  extent   consistent  with  this
Agreement,  take such  reasonable  actions as may be necessary to ensure that, if this  Agreement  were  determined  to  create a  security  interest  in the
Mortgage Loans and the other property  described above, such security interest would be  determined  to be a perfected  security  interest of first  priority under  applicable  law and will be maintained as such  throughout  the term of this Agreement.  Without  limiting the generality of the foregoing,  RFC shall prepare  and  deliver to the Company not less than 15 days prior to any filing date,  and the Company shall file, or shall cause to be filed,  at the expense of RFC, all filings  necessary to maintain the  effectiveness  of any original filings  necessary  under  the  Uniform  Commercial  Code as in  effect in any jurisdiction  to perfect  the  Company's  security  interest in or lien on the
Mortgage Loans, including without limitation (x) continuation  statements, and
(y) such  other  statements as may be occasioned by (1) any  change of name of
RFC or the  Company,  (2) any  change of location  of the state of  formation, place of business or the chief  executive  office of RFC, or (3) any  transfer of any interest of RFC in any Mortgage Loan.

            Notwithstanding  the  foregoing,  (i) the  Master  Servicer  shall retain all servicing rights (including,  without limitation, primary servicing and master  servicing)  relating to or arising out of the Mortgage Loans,  and all rights to receive  servicing  fees,  servicing  income and other  payments made as  compensation  for such servicing  granted to it under the Pooling and
Servicing  Agreement  pursuant to the terms and  conditions  set forth therein
(collectively,  the "Servicing  Rights") and (ii) the Servicing Rights are not
included in the  collateral in which RFC grants a security  interest  pursuant to the immediately preceding paragraph.

            3.    Concurrently  with the  execution and delivery  hereof,  the
Company  hereby  assigns to RFC without  recourse all of its right,  title and interest  in and to a de  minimis  portion  of the Class  R-I,  Class R-II and
Class R-III  Certificates as part of the  consideration  payable to RFC by the
Company pursuant to this Agreement.

            4.    RFC  represents and warrants to the Company that on the date of  execution  hereof (or, if  otherwise  specified  below,  as of the date so specified):

            (a)   The  information  set  forth in  Exhibit  One to the  Series
Supplement  with respect to each Mortgage Loan or the Mortgage  Loans,  as the case may be, is true and  correct  in all  material  respects,  at the date or dates respecting which such information is furnished;

            (b)   Except in the case of  approximately  0.1% of the  aggregate
principal   balance  of  the  Mortgage  Loans,   each  Mortgage  Loan  with  a
Loan-to-Value  Ratio at  origination  in  excess of 80% will be  insured  by a
Primary  Insurance  Policy  covering at least 35% of the principal  balance of the  Mortgage  Loan at  origination  if the  Loan-to-Value  Ratio  is  between
100.00%  and 95.01%,  at least 30% of the  principal  balance of the  Mortgage
Loan at origination if the  Loan-to-Value  Ratio is between 95.00% and 90.01%, at least 25% of the balance if the  Loan-to-Value  Ratio is between 90.00% and
85.01% and at least 12% of the balance if the  Loan-to-Value  Ratio is between
85.00% and 80.01%. To the best of the Company's  knowledge,  each such Primary
Insurance  Policy is in full force and effect and the  Trustee is  entitled to the benefits thereunder;

            (c)   Each Primary  Insurance Policy insures the named insured and its successors and assigns,  and the issuer of the Primary Insurance Policy is an insurance company whose  claims-paying  ability is currently  acceptable to the Rating Agencies;

            (d)   Immediately  prior to the  assignment of the Mortgage  Loans to the  Company,  RFC had good  title  to,  and was the sole  owner  of,  each
Mortgage  Loan free and clear of any  pledge,  lien,  encumbrance  or security interest  (other than rights to servicing and related  compensation  and, with respect to certain  Mortgage  Loans,  the monthly payment due on the first Due
Date  following the Cut-off  Date),  and no action has been taken or failed to be taken by RFC that would materially  adversely affect the  enforceability of any Mortgage Loan or the interests therein of any holder of the Certificates;

            (e)   No Mortgage  Loan was 30 or more days  delinquent in payment of  principal  and  interest as of the Cut-off  Date and no Mortgage  Loan has been so delinquent  more than once in the 12-month period prior to the Cut-off
Date;

            (f)   Subject  to  clause  (e)  above as  respects  delinquencies, there is no  default,  breach,  violation  or event of  acceleration  existing under any  Mortgage  Note or  Mortgage  and no event  which,  with  notice and expiration of any grace or cure period,  would  constitute a default,  breach, violation or event of acceleration,  and no such default, breach, violation or event of  acceleration  has been  waived by the Seller or by any other  entity involved in originating or servicing a Mortgage Loan;

            (g)   There is no delinquent  tax or  assessment  lien against any
Mortgaged Property;

            (h)   No   Mortgagor   has  any  right  of   offset,   defense  or
counterclaim  as to the related  Mortgage  Note or  Mortgage  except as may be provided  under the  Servicemembers  Civil Relief Act,  formerly  known as the
Soldiers'  and Sailors'  Civil Relief Act of 1940 as amended,  and except with respect to any buydown agreement for a Buydown Mortgage Loan;

            (i)   There are no mechanics'  liens or claims for work,  labor or material  affecting  any Mortgaged  Property  which are or may be a lien prior to, or equal with,  the lien of the related  Mortgage,  except such liens that are  insured or  indemnified  against by a title  insurance  policy  described under clause (aa) below;

            (j)   Each  Mortgaged  Property  is  free  of  damage  and in good repair and no notice of  condemnation  has been given with respect thereto and
RFC knows of nothing  involving any Mortgaged  Property that could  reasonably be expected to materially  adversely  affect the value or marketability of any
Mortgaged Property;

            (k)   Each  Mortgage  Loan at the time it was made complied in all material respects with applicable local,  state, and federal laws,  including, but not limited to, all applicable anti-predatory lending laws;

            (l)   Each Mortgage contains customary and enforceable  provisions which  render the rights and  remedies  of the holder  adequate to realize the benefits of the security against the Mortgaged Property,  including (i) in the case of a  Mortgage  that is a deed  of  trust,  by  trustee's  sale,  (ii) by summary  foreclosure,  if available under  applicable law, and (iii) otherwise by foreclosure,  and there is no homestead or other exemption available to the
Mortgagor that would  interfere with such right to sell at a trustee's sale or right to  foreclosure,  subject in each case to  applicable  federal and state laws  and  judicial  precedents  with  respect  to  bankruptcy  and  right  of redemption;

            (m)   With  respect to each  Mortgage  that is a deed of trust,  a trustee  duly  qualified  under  applicable  law to serve as such is  properly named,  designated and serving, and except in connection with a trustee's sale after  default by a  Mortgagor,  no fees or expenses are payable by the Seller or RFC to the trustee under any Mortgage that is a deed of trust;

            (n)   The  Mortgage  Loans  are  payment-option,   adjustable-rate
first lien mortgage loans, with a negative  amortization  feature having terms to  maturity  of not more  than 40  years  from  the  date of  origination  or modification  with  monthly  payments  due,  with respect to a majority of the
Mortgage Loans, on the first day of each month;

            (o)   If any of the  Mortgage  Loans are  secured  by a  leasehold interest,  with  respect  to each  leasehold  interest:  the use of  leasehold estates for residential  properties is an accepted  practice in the area where the related Mortgaged Property is located;  residential  property in such area consisting of leasehold estates is readily  marketable;  the lease is recorded and no party is in any way in  breach  of any  provision  of such  lease;  the leasehold  is in full force and effect and is not subject to any prior lien or encumbrance  by which the  leasehold  could be  terminated  or  subject to any charge or  penalty;  and the  remaining  term of the lease does not  terminate less than ten years after the maturity date of such Mortgage Loan;

            (p)   Each Assigned  Contract  relating to each Pledged Asset Loan is a  valid,  binding  and  legally  enforceable  obligation  of  the  parties thereto,  enforceable  in  accordance  with their terms,  except as limited by
bankruptcy,   insolvency  or  other  similar  laws  affecting   generally  the
enforcement of creditor's rights;

            (q)   The  Assignor  is the holder of all of the right,  title and interest as owner of each  Pledged  Asset Loan in and to each of the  Assigned
Contracts  delivered  and sold to the Company  hereunder,  and the  assignment hereof by RFC validly transfers such right,  title and interest to the Company free and clear of any pledge,  lien, or security interest or other encumbrance of any Person;

            (r)   The full amount of the Pledged  Amount with  respect to such
Pledged  Asset Loan has been  deposited  with the  custodian  under the Credit
Support  Pledge  Agreement  and is on deposit in the  custodial  account  held thereunder as of the date hereof;

            (s)   RFC is a member of MERS,  in good  standing,  and current in payment of all fees and  assessments  imposed by MERS,  and has complied  with all rules and  procedures  of MERS in  connection  with its  assignment to the
Trustee  as  assignee  of the  Depositor  of the  Mortgage  relating  to  each
Mortgage Loan that is  registered  with MERS,  including,  among other things, that RFC shall have confirmed the transfer to the Trustee,  as assignee of the
Depositor, of the Mortgage on the MERS(R)System;

            (t)   No  instrument  of release or waiver  has been  executed  in connection  with the Mortgage  Loans,  and no Mortgagor has been released,  in whole or in part from its obligations in connection with a Mortgage Loan;

            (u)   With respect to each Mortgage Loan,  either (i) the Mortgage
Loan is  assumable  pursuant to the terms of the  Mortgage  Note,  or (ii) the
Mortgage  Loan  contains a customary  provision  for the  acceleration  of the payment of the unpaid principal  balance of the Mortgage Loan in the event the related Mortgaged  Property is sold without the prior consent of the mortgagee thereunder;

            (v)   The   proceeds  of  the   Mortgage   Loan  have  been  fully
disbursed,  there is no requirement for future advances thereunder and any and all requirements as to completion of any on-site or off-site  improvements and as to disbursements  of any escrow funds therefor  (including any escrow funds held to make Monthly Payments pending  completion of such  improvements)  have been complied with. All costs, fees and expenses  incurred in making,  closing or recording the Mortgage Loans were paid;

            (w)   The  appraisal  was  made  by an  appraiser  who  meets  the minimum qualifications for appraisers as specified in the Program Guide;

            (x)   To the  best of RFC's  knowledge,  any  escrow  arrangements established  with  respect to any  Mortgage  Loan are in  compliance  with all applicable local,  state and federal laws and are in compliance with the terms of the related Mortgage Note;

            (y)   Each Mortgage Loan was  originated (1) by a savings and loan association,  savings bank,  commercial bank, credit union,  insurance company or similar  institution  that is supervised and examined by a federal or state authority,  (2) by a mortgagee  approved by the  Secretary  of HUD pursuant to
Sections  203 and 211 of the  National  Housing  Act, as amended,  or (3) by a
mortgage   broker  or   correspondent   lender  in  a  manner  such  that  the
Certificates  would  qualify  as  "mortgage  related  securities"  within  the meaning  of  Section  3(a)(41)  of the  Securities  Exchange  Act of 1934,  as
amended;

            (z)   All  improvements  which were  considered in determining the
Appraised  Value of the Mortgaged  Properties lie wholly within the boundaries and the building restriction lines of the Mortgaged Properties,  or the policy of title insurance  affirmatively  insures against loss or damage by reason of any violation, variation,  encroachment or adverse circumstance that either is disclosed or would have been disclosed by an accurate survey;

            (aa)  Each Mortgage Note and Mortgage  constitutes a legal,  valid and binding  obligation of the borrower  enforceable  in  accordance  with its terms  except as limited  by  bankruptcy,  insolvency  or other  similar  laws affecting generally the enforcement of creditor's rights;

            (bb)  None  of  the  Mortgage   Loans  are  subject  to  the  Home
Ownership and Equity Protection Act of 1994;

            (cc)  None of the Mortgage Loans are loans that,  under applicable state or local law in  effect at the time of  origination  of such  loan,  are referred to as a (1) "high cost" or "covered"  loans or (2) any other  similar designation  if the law  imposes  greater  restrictions  or  additional  legal liability for  residential  mortgage  loans with high interest  rates,  points and/or fees;

            (dd)  None of the Mortgage Loans secured by a property  located in the State of Georgia were  originated  on or after  October 1, 2002 and before
March 7, 2003;

            (ee) No  Mortgage  Loan is a High Cost Loan or  Covered  Loan,  as
applicable  (as such terms are defined in the then  current  Standard & Poor's
LEVELS(R)Glossary  which is now  Version  5.7  Revised,  Appendix E  (attached hereto as Exhibit  A)).  [proviso  with  respect to West  Virginia  and Kansas intentionally  omitted] and no Group II Loan that was  originated  on or after
January 1, 2005 is a "high cost home loan" as defined  under the Indiana  Home
Loan Practices Act (I.C. 24-9);

            (ff)  The information set forth in the prepayment  charge schedule attached hereto as Exhibit B (the "Prepayment  Charge  Schedule") is complete, true and correct in all  material  respects  as of the Cut off Date,  and each prepayment  charge set forth on the Prepayment  Charge  Schedule  ("Prepayment
Charge") is enforceable  and was originated in compliance  with all applicable federal, state and local laws;

            (gg)  To the best of RFC's  knowledge,  the  Subservicer  for each
Group II Loan has accurately  and fully reported its borrower  credit files to each of the Credit Repositories in a timely manner;

            (hh)  None of the  proceeds  of any  Group  II Loan  were  used to finance the purchase of single premium credit insurance policies;

            (ii)  No Mortgage Loan has a prepayment  penalty term that extends beyond three years after the date of origination.

            (jj)  The principal  balance at origination for each Group II Loan that is secured by a single  family  property  located in any state other than the  States of  Hawaii  or  Alaska  did not  exceed  $417,000.  The  principal balance  at  origination  for each  Group II Loan that is  secured by a single family  property  located in the States of Hawaii or Alaska or the Territories of Guam or the Virgin Islands did not exceed $625,500.  The principal  balance at  origination  for each Group II Loan that is  secured by a two-,  three- or four-family  property  located in any state other than the States of Hawaii or
Alaska  did not exceed  $533,850,  $645,300  or  $801,950,  respectively.  The principal  balance at origination  for each Group II Loan that is secured by a two-,  three-  or  four-family  property  located  in the  States of Hawaii or
Alaska  or the  Territories  of  Guam or the  Virgin  Islands  did not  exceed
$800,775, $967,950 and $1,202,925, respectively; and

            (kk)  With  respect  to any Group II Loan  originated  on or after
August 1, 2004,  neither the related  Mortgage nor the related  Mortgage  Note requires the borrower to submit to arbitration to resolve any dispute  arising out of or relating in any way to the Group II Loan transaction;

            (ll)  With  respect  to  each  Group  II  Loan  that   contains  a
provision  permitting  imposition  of a  premium  upon a  prepayment  prior to maturity:  (a) prior to  origination,  the borrower  agreed to such premium in exchange for a monetary  benefit,  including  but not limited to a rate or fee reduction;  (b) prior to  origination,  the borrower was offered the option of obtaining a mortgage loan that did not require payment of such a premium;  (c)
the  prepayment  premium is adequately  disclosed to the borrower  pursuant to applicable  state  and  federal  law;  and (d)  notwithstanding  any  state or federal law to the contrary,  the RFC shall not impose such prepayment premium in any  instance  when  the  Group  II Loan  is  accelerated  or  paid  off in connection with the workout of a delinquent  mortgage or due to the borrower's default;

            (mm)  With respect to each Group II Loan, the  originator  offered the  borrower  mortgage  loan  products  offered  by such  originator,  or any affiliate of such originator, for which the borrower qualified;

            (nn)  With  respect to each Group II Loan,  the  borrower  was not encouraged  or  required  to select a  mortgage  loan  product  offered by the
Mortgage Loan's  originator  which is a higher cost product  designed for less
creditworthy   borrowers,   taking  into  account   such  facts  as,   without
limitation,  the  Mortgage  Loan's  requirements  and  the  borrower's  credit history, income, assets and liabilities;

            (oo)  The  methodology  used  in  underwriting  the  extension  of credit  for each  Group II Loan did not rely on the  extent of the  borrower's equity in the  collateral  as the  principal  determining  factor in approving such extension of credit.  The methodology  employed  objective  criteria that related such facts as,  without  limitation,  the borrower's  credit  history, income,  assets or liabilities to the proposed  mortgage payment and, based on
such   methodology,   the  Mortgage   Loan's   originator  made  a  reasonable
determination  that at the time of origination the borrower had the ability to make timely payments on the Mortgage Loan;

            (pp)  No borrower  under a Group II Loan was  charged  "points and fees" in an amount  greater than (a) $1,000 or (b) 5% of the principal  amount
of  such  Group  II  Loan,   whichever  is  greater.   For  purposes  of  this
representation,  "points  and fees"  (x)  include  origination,  underwriting, broker and finder's  fees and charges  that the lender  imposed as a condition of making  the Group II Loan,  whether  they are paid to the lender or a third party;  and (y)  exclude  bona fide  discount  points,  fees  paid for  actual services  rendered in connection with the origination of the mortgage (such as attorneys' fees, notaries fees and fees paid for property  appraisals,  credit
reports,   surveys,   title   examinations   and   extracts,   flood  and  tax
certifications,  and home  inspections);  the cost of  mortgage  insurance  or
credit-risk  price  adjustments;   the  costs  of  title,  hazard,  and  flood
insurance  policies;  state and local transfer taxes or fees;  escrow deposits
for  the  future   payment  of  taxes  and  insurance   premiums;   and  other
miscellaneous  fees and charges that, in total,  do not exceed 0.25 percent of the loan amount;

            (qq)  No  Group  II  Loan  was  originated  in  connection  with a manufactured housing unit; and

            (rr)  No Group II Loan was  originated  more than one year  before the date of issuance of the Certificates.

            RFC shall  provide  written  notice to GMAC  Mortgage,  LLC of the sale of each Pledged  Asset Loan to the Company  hereunder  and by the Company to the Trustee under the Pooling and Servicing  Agreement,  and shall maintain the  Schedule of  Additional  Owner  Mortgage  Loans (as defined in the Credit
Support  Pledge  Agreement),  showing the Trustee as the  Additional  Owner of each such  Pledged  Asset  Loan,  all in  accordance  with  Section 7.1 of the
Credit Support Pledge Agreement.

      Upon  discovery by RFC or upon notice from the Company or the Trustee of a breach of the  foregoing  representations  and  warranties in respect of any
Mortgage  Loan which  materially  and  adversely  affects the interests of any holders of the  Certificates  or of the Company in such  Mortgage Loan or upon the occurrence of a Repurchase Event  (hereinafter  defined),  notice of which breach or  occurrence  shall be given to the Company by RFC,  if it  discovers the same,  RFC shall,  within 90 days after the  earlier of its  discovery  or receipt of notice thereof,  either cure such breach or Repurchase Event in all material  respects or, either (i) purchase such Mortgage Loan from the Trustee or the  Company,  as the case may be, at a price equal to the  Purchase  Price for such  Mortgage  Loan or (ii)  substitute a Qualified  Substitute  Mortgage
Loan or  Loans  for  such  Mortgage  Loan in the  manner  and  subject  to the
limitations   set  forth  in  Section  2.04  of  the  Pooling  and   Servicing
Agreement.  Notwithstanding  the  foregoing,  it is  understood by the parties hereto  that a breach of the  representations  and  warranties  made in any of clause  (bb),  (cc),  (dd),  (ee) and (gg) through (rr) of this Section 4 with respect  to any  Group II Loan  will be deemed  to  materially  and  adversely affect  the  interests  of the  Holders  of the  Certificates  in the  related
Mortgage  Loan.  If the breach of  representation  and warranty that gave rise to the  obligation  to  repurchase  or  substitute a Mortgage Loan pursuant to this Section 4 was the  representation and warranty set forth in clause (k) of this  Section 4, then RFC shall pay to the Trust Fund,  concurrently  with and in addition to the  remedies  provided in the  preceding  sentence,  an amount equal to any  liability,  penalty or expense  that was  actually  incurred and paid out of or on behalf of the Trust Fund,  and that  directly  resulted from
such  breach,   or  if  incurred  and  paid  by  the  Trust  Fund  thereafter, concurrently with such payment.

            5.    With respect to each Mortgage Loan, a first lien  repurchase event  ("Repurchase  Event") shall have occurred if it is discovered  that, as of the date  thereof,  the related  Mortgage was not a valid first lien on the related  Mortgaged  Property  subject  only to (i) the  lien of real  property taxes and  assessments  not yet due and payable,  (ii) covenants,  conditions, and restrictions,  rights of way, easements and other matters of public record as of the  date of  recording  of such  Mortgage  and such  permissible  title exceptions  as are  listed in the  Program  Guide and (iii)  other  matters to which like properties are commonly  subject which do not materially  adversely affect the value, use,  enjoyment or marketability of the Mortgaged  Property.
In  addition,  with  respect  to any  Mortgage  Loan as to which  the  Company delivers to the Trustee or the  Custodian  an  affidavit  certifying  that the original  Mortgage  Note has been lost or  destroyed,  if such  Mortgage  Loan subsequently  is in default  and the  enforcement  thereof  or of the  related
Mortgage is  materially  adversely  affected  by the  absence of the  original
Mortgage  Note,  a Repurchase  Event shall be deemed to have  occurred and RFC will be obligated to repurchase  or  substitute  for such Mortgage Loan in the manner set forth in Section 4 above.

            6.    This Agreement  shall inure to the benefit of and be binding upon the parties hereto and their  respective  successors and assigns,  and no other person shall have any right or obligation hereunder.

            IN WITNESS WHEREOF, the parties have entered into this Assignment and Assumption Agreement on the date first written above.

                                       RESIDENTIAL FUNDING COMPANY, LLC

                                       By:
                                       /s/ Joseph Orning
                                          Name:  Joseph Orning
                                          Title:
                                       Associate

                                       RESIDENTIAL ACCREDIT LOANS, INC.

                                       By:
                                       /s/ Heather Anderson
                                          Name:  Heather Anderson
                                          Title:    Vice President

                                  EXHIBIT A

              APPENDIX E OF THE STANDARD AND POOR'S GLOSSARY FOR
                 FILE FORMAT FOR LEVELS(R)VERSION 5.7 REVISED

                                                      REVISED July 1, 2006
APPENDIX  E - Standard & Poor's Predatory Lending Categories

Standard & Poor's has  categorized  loans governed by  anti-predatory  lending laws in the  Jurisdictions  listed  below into three  categories  based upon a combination of factors that include (a) the risk exposure  associated with the assignee  liability and (b) the tests and  thresholds set forth in those laws.
Note that certain  loans  classified  by the  relevant  statute as Covered are included in Standard & Poor's High Cost Loan  Category  because they  included thresholds  and tests that are typical of what is  generally  considered  High
Cost by the industry.

Standard & Poor's High Cost Loan Categorization

--------------------------------------------------------------------------------
                       ---------------------------------------------------------
  State/Jurisdiction    Name of Anti-Predatory Lending       Category under
                                                               Applicable
                                                             Anti-Predatory
                               Law/Effective Date              Lending Law
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Arkansas               Arkansas Home Loan Protection      High Cost Home Loan
                       Act, Ark. Code Ann.ss.ss.23-53-101
                       et seq.

                       Effective July 16, 2003
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Cleveland Heights, OH  Ordinance No. 72-2003 (PSH), Mun.  Covered Loan
                       Codess.ss.757.01 et seq.

                       Effective June 2, 2003
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Colorado               Consumer Equity Protection, Colo.  Covered Loan
                       Stat. Ann.ss.ss.5-3.5-101 et seq.

                       Effective for covered loans
                       offered or entered into on or
                       after January 1, 2003. Other
                       provisions of the Act took effect
                       on June 7, 2002
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Connecticut            Connecticut Abusive Home Loan      High Cost Home Loan
                       Lending Practices Act, Conn. Gen.
                       Stat.ss.ss.36a-746 et seq.

                       Effective October 1, 2001
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

District of Columbia   Home Loan Protection Act, D.C.     Covered Loan
                       Codess.ss.26-1151.01 et seq.

                       Effective for loans closed on or
                       after January 28, 2003
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Florida                Fair Lending Act, Fla. Stat. Ann.  High Cost Home Loan
                     ss.ss.494.0078 et seq.

                       Effective October 2, 2002
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Georgia (Oct. 1, 2002  Georgia Fair Lending Act, Ga.      High Cost Home Loan
- Mar. 6, 2003)        Code Ann.ss.ss.7-6A-1 et seq.

                       Effective October 1, 2002 - March
                       6, 2003
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Georgia as amended     Georgia Fair Lending Act, Ga.      High Cost Home Loan
(Mar. 7, 2003 -        Code Ann.ss.ss.7-6A-1 et seq.
current)
                       Effective for loans closed on or
                       after March 7, 2003
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

HOEPA Section 32       Home Ownership and Equity          High Cost Loan
                       Protection Act of 1994, 15 U.S.C.
                     ss. 1639, 12 C.F.R.ss.ss.226.32 and
                       226.34

                       Effective October 1, 1995,
                       amendments October 1, 2002
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Illinois               High Risk Home Loan Act, Ill.      High Risk Home Loan
                       Comp. Stat. tit. 815,ss.ss.137/5 et
                       seq.

                       Effective January 1, 2004 (prior
                       to this date, regulations under
                       Residential Mortgage License Act
                       effective from May 14, 2001)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Kansas                 Consumer Credit Code, Kan. Stat.   High Loan to Value
                       Ann.ss.ss.16a-1-101 et seq.          Consumer Loan (id.ss.
                                                          16a-3-207) and;
                       Sections 16a-1-301 and 16a-3-207
                       became effective April 14, 1999;
                       Section 16a-3-308a became
                       effective July 1, 1999
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                          High APR Consumer
                                                          Loan (id.ss.
                                                          16a-3-308a)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Kentucky               2003 KY H.B. 287 - High Cost Home  High Cost Home Loan
                       Loan Act, Ky. Rev. Stat.ss.ss.
                       360.100 et seq.

                       Effective June 24, 2003
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Maine                  Truth in Lending, Me. Rev. Stat.   High Rate High Fee
                       tit. 9-A,ss.ss.8-101 et seq.         Mortgage

                       Effective September 29, 1995 and
                       as amended from time to time
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Massachusetts          Part 40 and Part 32, 209 C.M.R.    High Cost Home Loan
                     ss.ss.32.00 et seq. and 209 C.M.R.
                     ss.ss.40.01 et seq.

                       Effective March 22, 2001 and
                       amended from time to time
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Nevada                 Assembly Bill No. 284, Nev. Rev.   Home Loan
                       Stat.ss.ss.598D.010 et seq.

                       Effective October 1, 2003
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

New Jersey             New Jersey Home Ownership          High Cost Home Loan
                       Security Act of 2002, N.J. Rev.
                       Stat.ss.ss.46:10B-22 et seq.

                       Effective for loans closed on or
                       after November 27, 2003
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

New Mexico             Home Loan Protection Act, N.M.     High Cost Home Loan
                       Rev. Stat.ss.ss.58-21A-1 et seq.

                       Effective as of January 1, 2004;
                       Revised as of February 26, 2004
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

New York               N.Y. Banking Law Article 6-l       High Cost Home Loan

                       Effective for applications made
                       on or after April 1, 2003
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

North Carolina         Restrictions and Limitations on    High Cost Home Loan
                       High Cost Home Loans, N.C. Gen.
                       Stat.ss.ss.24-1.1E et seq.

                       Effective July 1, 2000; amended
                       October 1, 2003 (adding open-end
                       lines of credit)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Ohio                   H.B. 386 (codified in various      Covered Loan
                       sections of the Ohio Code), Ohio
                       Rev. Code Ann.ss.ss.1349.25 et seq.

                       Effective May 24, 2002
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Oklahoma               Consumer Credit Code (codified in  Subsection 10
                       various sections of Title 14A)     Mortgage

                       Effective July 1, 2000; amended
                       effective January 1, 2004
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

South Carolina         South Carolina High Cost and       High Cost Home Loan
                       Consumer Home Loans Act, S.C.
                       Code Ann.ss.ss.37-23-10 et seq.

                       Effective for loans taken on or
                       after January 1, 2004
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

West Virginia          West Virginia Residential          West Virginia
                       Mortgage Lender, Broker and        Mortgage Loan Act
                       Servicer Act, W. Va. Code Ann.ss.ss.Loan
                       31-17-1 et seq.

                       Effective June 5, 2002
--------------------------------------------------------------------------------

Standard & Poor's Covered Loan Categorization

--------------------------------------------------------------------------------
  State/Jurisdiction    Name of Anti-Predatory Lending       Category under
                                                               Applicable
                                                             Anti-Predatory
                               Law/Effective Date              Lending Law
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Georgia (Oct. 1, 2002  Georgia Fair Lending Act, Ga.      Covered Loan
- Mar. 6, 2003)        Code Ann.ss.ss.7-6A-1 et seq.

                       Effective October 1, 2002 - March
                       6, 2003
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

New Jersey             New Jersey Home Ownership          Covered Home Loan
                       Security Act of 2002, N.J. Rev.
                       Stat.ss.ss.46:10B-22 et seq.

                       Effective November 27, 2003 -
                       July 5, 2004
--------------------------------------------------------------------------------

Standard & Poor's Home Loan Categorization

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  State/Jurisdiction    Name of Anti-Predatory Lending       Category under
                                                               Applicable
                                                             Anti-Predatory
                               Law/Effective Date              Lending Law
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Georgia (Oct. 1, 2002  Georgia Fair Lending Act, Ga.      Home Loan
- Mar. 6, 2003)        Code Ann.ss.ss.7-6A-1 et seq.

                       Effective October 1, 2002 - March
                       6, 2003
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

New Jersey             New Jersey Home Ownership          Home Loan
                       Security Act of 2002, N.J. Rev.
                       Stat.ss.ss.46:10B-22 et seq.

                       Effective for loans closed on or
                       after November 27, 2003
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

New Mexico             Home Loan Protection Act, N.M.     Home Loan
                       Rev. Stat.ss.ss.58-21A-1 et seq.

                       Effective as of January 1, 2004;
                       Revised as of February 26, 2004
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

North Carolina         Restrictions and Limitations on    Consumer Home Loan
                       High Cost Home Loans, N.C. Gen.
                       Stat.ss.ss.24-1.1E et seq.

                       Effective July 1, 2000; amended
                       October 1, 2003 (adding open-end
                       lines of credit)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

South Carolina         South Carolina High Cost and       Consumer Home Loan
                       Consumer Home Loans Act, S.C.
                       Code Ann.ss.ss.37-23-10 et seq.

                       Effective for loans taken on or
                       after January 1, 2004
--------------------------------------------------------------------------------

                                  EXHIBIT B

                         (PREPAYMENT CHARGE SCHEDULE)

                               ON FILE WITH RFC